GOLDMAN SACHS ETF TRUST
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF
(the “Fund”)
Supplement dated December 29, 2025 to the
Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),
each dated December 29, 2025
Upon the recommendation of the Fund’s investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), the Board of Trustees of the Goldman Sachs ETF Trust approved changes to the Fund’s name, management fee and underlying index, together with related changes to the Fund’s investment objective and principal investment strategy. In addition, the Fund’s ticker symbol will also change. These changes will be effective after the close of business on February 4, 2026 (the “Effective Date”). Until the Effective Date, the Fund’s name is “Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF.” The Fund’s unitary management fee rate payable to GSAM is 0.25% of the Fund’s average daily net assets. The Fund’s underlying index is the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index. The Fund’s ticker symbol is “GLOV.” Beginning on the Effective Date, the Fund’s name will change to “Goldman Sachs ActiveBeta® World Equity ETF.” The Fund’s unitary management fee rate payable to GSAM will be reduced to 0.15% of the Fund’s average daily net assets. The Fund’s underlying index will change to the Goldman Sachs ActiveBeta® World Equity Index. The Fund’s ticker symbol will change to “GSWO.” The Prospectus, Summary Prospectus and SAI currently reflect the forthcoming changes to the Fund, although the Fund’s current name, management fee rate, underlying index, ticker symbol, investment objective and principal investment strategy will remain in place until the Effective Date.
Accordingly, until the Effective Date, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:
All references in the Prospectus, Summary Prospectus and SAI to the “Goldman Sachs ActiveBeta® World Equity ETF,” “GSWO” and “Goldman Sachs ActiveBeta® World Equity Index” are replaced with “Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF,” “GLOV” and “Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index,” respectively.
The following replaces the table under the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Fees and Expenses of the Fund” section in the Prospectus and under the “Fees and Expenses of the Fund” section in the Summary Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Distribution and Service (12b‑1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%
The following replaces the table under the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Expense Example” section in the Prospectus and under the “Fees and Expenses of the Fund” section in the Summary Prospectus:

1 Year	3 Years	5 Years	10 Years

$26	$80	$141	$318
The following replaces in its entirety the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Investment Objective” section in the Prospectus and the “Investment Objective” section in the Summary Prospectus:
The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (the “Index”).
The following replaces in its entirety the first and fourth paragraphs in the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Principal Investment Strategies” section in the Prospectus and in the “Principal Investment Strategies” section in the Summary Prospectus:
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Index is designed to deliver exposure to large- and mid‑capitalization equity securities of developed market issuers, including the United States. The Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time), value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), and quality (i.e., profitability). The Index seeks to provide exposure to these factors with an emphasis on the low volatility factor. Given the Fund’s investment objective of attempting to track its Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.
As of December 1, 2025, the Index consisted of 442 securities with a market capitalization range of between approximately $2.9 billion and $4.4 trillion in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. The Index Provider determines whether an issuer is located in a particular country by reference to the Reference Index methodology. Solactive AG, which constructs the Reference Index, will generally deem an issuer to be located in a particular country if it is organized under the laws of the particular country and it is primarily listed in the particular country; in the event that these factors point to more than one country, the Reference Index methodology provides for consideration of the issuer’s country of domicile and country of risk.
The following replaces in its entirety the second paragraph in the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Principal Investment Strategies” section in the Prospectus and in the “Principal Investment Strategies” section in the Summary Prospectus, the first paragraph in the “Investment Approach—Principal Investment Strategies—Goldman Sachs ActiveBeta® World Equity ETF” section in the Prospectus and the “INDEX CONSTRUCTION AND METHODOLOGY—Goldman Sachs ActiveBeta® World Equity ETF” section (except the last three paragraphs) in the SAI:
Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that involves three steps.
Step 1
In the first step, the individual factor subindex for low volatility (the “ActiveBeta® Low Volatility Factor Subindex”) is created from the constituents of the Solactive GBS Developed Markets Large & Mid Cap Index (the “Reference Index”), a market capitalization-weighted index. Each constituent is assigned a “factor score” based on a specified volatility measurement that is a composite of the inverse of the standard deviation of past 12‑month daily total stock returns and the inverse of market capitalization. Securities with a factor score that is above a fixed “Cut‑off Score” receive an overweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index and securities with a factor score that is below the Cut‑off Score receive an underweight in the ActiveBeta® Low Volatility Factor Subindex relative to the Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the ActiveBeta® Low Volatility Factor Subindex is determined by the performance of its factor score relative to the fixed “Cut‑off Score.” The Index includes only long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.
Step 2
In the second step, individual factor subindexes for value, momentum and quality (the “ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex and ActiveBeta® Quality Factor Subindex,” respectively) are created from the constituents of the ActiveBeta® Low Volatility Factor Subindex. To construct each of these subindexes, all constituents in the ActiveBeta® Low Volatility Factor Subindex are assigned a “factor score” based on certain specified measurements (i.e., in the case of the value factor, the factor score is based on a composite of book value‑to‑price, sales‑to‑price and free cash flow‑to‑price). Securities with a factor score that is above a fixed “Cut‑off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex and securities with a factor score that is below the Cut‑off Score receive an underweight the applicable ActiveBeta® Factor Subindex relative to the ActiveBeta® Low Volatility Factor Subindex.
Step 3
In the third step, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, and ActiveBeta® Quality Factor Subindex are combined in equal weights to form the Index.
The following risk is added to the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Principal Risks of the Fund” and “Risks of the Funds” sections in the Prospectus, as well as the “Principal Risks of the Fund” section in the Summary Prospectus:
Low Volatility Risk. ActiveBeta® World Low Vol Plus Equity ETF relies on the Index Provider for the identification of equity securities with low volatility in their share prices and its performance may suffer if such securities are not correctly identified or if a portfolio comprised of such securities exhibits more volatility than intended. The value of securities in the Fund’s portfolio is subject to fluctuations due to factors affecting individual securities, particular industries or group of industries, or the markets generally. There can be no guarantee that the prices of such securities will be less volatile than the market as a whole, and could be more volatile. In addition, low volatility equity securities are likely to underperform the broader market during periods of rapidly rising equity prices.
The following replaces in its entirety the first three sentences in the “Goldman Sachs ActiveBeta® World Equity ETF—Summary—Performance” section in the Prospectus and in the “Performance” section in the Summary Prospectus:
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of a regulatorily required broad-based securities market index (MSCI ACWI Index) (the “Regulatory Benchmark”), the Fund’s Index, and the Solactive GBS Developed Markets Large & Mid Cap USD Index (the “Secondary Benchmark”).
The following row is added to the first table in the “Risks of the Funds” section in the Prospectus:

✓	Principal Risk
•	Additional Risk

ActiveBeta® World Low Vol Plus Equity ETF

Low Volatility Risk	✓

The following replaces the last row in the first table in the “Service Providers—Management Fee and Other Expenses” section in the Prospectus and the “MANAGEMENT SERVICES” section in the SAI:

ActiveBeta® World Low Vol Plus Equity ETF[1]	0.25%

1	Effective on February 4, 2026, the contractual unitary management fee rate for the ActiveBeta® World Low Vol Plus Equity ETF will be reduced to 0.15% of average daily net assets.

The following replaces in its entirety the first paragraph following the first table in the “Service Providers—Management Fee and Other Expenses” section in the Prospectus:
For the fiscal year ended August 31, 2025, the effective net unitary management fee rates (as a percentage of the Fund’s average daily net assets) were 0.25% for the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF; 0.09% for the ActiveBeta® U.S. Large Cap Equity ETF; and 0.20% for the ActiveBeta® U.S. Small Cap Equity ETF. For the fiscal year ended August 31, 2025 and through December 29, 2025, the effective net management fee rate for the ActiveBeta® Emerging Markets Equity ETF was 0.40% of the Fund’s average daily net assets.
This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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